Exhibit 99.1

Raymond James & Associates 26th Annual Institutional Investors Conference Victor T. Adamo President & COO Edward L. Rand, Jr., CPA Chief Financial Officer March 6, 2006

Caution Regarding Forward Looking Statements This presentation contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as "forward-looking statements" as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from th ose expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form 10K/A for the year ended December 31, 2004 and Form 10Q for the most recent quarter. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events. Relating to the proposed transaction with PIC Wisconsin, we add the following specific cautions: The business of ProAssurance and PIC Wisconsin may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the merger may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; and the stockholders of PIC Wisconsin may fail to approve the merger. . We urge you not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to such statements or to reflect the occurrence of anticipated or unanticipated events. . Financial data for the medical malpractice segment for all periods prior to June, 2001 reflects Medical Assurance, Inc. data only, except where noted.

Financial OverviewFinancial OverviewHighlightsHighlightsCash Flow Balance Sheet Strength Ongoing Earnings Power Cash FlowBalance Sheet StrengthOngoing Earnings Power

2005 Income Statement (Continuing Operations) Professional Liability Only, Personal Lines in millions, except per share dataReported as Discontinued Operations Y-OVER-Y 2005 2004 CHANGE Gross Premiums Written $ 573.0 $ 573.6 Net Investment Income 97.6 76.3 28% Total Revenue 645.3 605.2 7% Total Expenses 536.4 551.3 -3% Net Income $ 80.0 $ 43.0 86% Net Income/Diluted Share $ 2.52 $ 1.44 75% Operating Cash Flow $ 323.6 $ 336.3 -4% December 31, 2005, Unaudited, Subject to Final Adjustments

2005 Balance Sheet (Continuing Operations) in millions Y-OVER-Y 2005 2004 CHANGE Total Assets $ 3,342 $ 2,743 22% Total Investments $ 2,631 $ 2,162 22% Total Policy Liabilities $ 2,572 $ 2,135 20% Shareholders' Equity $ 765 $ 611 25% Balance Sheet Strength Sets ProAssurance Apart December 31, 2005, Unaudited, Subject to Final Adjustments

5 Combined Ratio Returning to Historic NormsCombined Ratio Returning to Historic NormsUnderwriting ProfitabilityUnderwrin Q3, 2005 iting Profitabilityin Q3, 2005 Year-to-Date at each quarter-end, Medical Assurance, Inc. Data Prior to Q3, 2001 Results First Reflect Dramatic Increases in Losses and Loss Costs Results First Reflect Dramatic Increases in Losses and Loss Costs100%100%100% 100% 100% Peak in Q2, 2002 97.1% 104.8% 124.50% 87.4% 92.3% 88.1% 111.4% 125.2% 111.6% q 1998 1999 2000 2001 2002 2003 2004 20051997

Key Objective: Return on Equity We price our policies to deliver an average of 12%-14% long-term ROE Assuming 1:1 premium-surplus Return on Equity Rises in 2005 ROE in 2006 will be a challenge because of the additional capital generated by the sale of MEEMIC Return on Equity 11.6% 7.4% 2004 2005

Key Objective: Combined Ratio Professional Liability Ratio History Combined Ratio 2006 Goal: <97.1% 2005: 97.1% 2004: 104.8% 2003: 111.6% 2002: 124.5% Operating Ratio 79.1% 90.2% 97.7% 104.1%

Key Objective: Strong Cash Flow Cash Flow Remains Cash Flow $323.6 Strong $336.3 Will benefit in 2006 from full-year NCRIC Additional benefit when PIC Wisconsin closes 2004 2005

Investments Earnings are Increasing Cash flow is over $1 billion since 1/1/02 Helping fuel higher investment returns 21.5% Net Investment Income as a Percentage of Net Earned Premium 20.4% %13.9% 2001 2002 2003 2004 2005 20.18.0% 14.74% 18.0% 14.7%13.9% 20012002200320042005 At December 31 Each Yea

10 Consistent Growth in Book Value per Share Consistent Growth in Book Value per Share$3.67 $6.27 $8.56 $11.57 $13.92 $16.02 $17.49 $18.77 $24.59 $20.92 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 $3.67$6.27$8.56$11.57$13.92$16.02$17.49$18.77$24.59$20. 9219911993199519971999200120022003200420059 0 6% 9CAGR(9/1-205)14. NCRIC adds $NCRIC add06% 0.95 in Q3, 200s $0.95in Q3, 2005December 31, 2005, Unaudited

Long-Term Return to Shareholders $21.19 1 $21. $16.69 $4.12 $7.43 $13.22 $23.20 $28.69 $21.00 $32.15 $39.1$48.64 19$16.69$4.12$7.43$13.22$23.20$28.69$21.00$32.15$39.11$48.64Compound Annual Growth Rate of stock price since inception in September, 1991 is 19.3% Compound Annual Growth Rate of stock price since inception in September, 1991 is 19.3% 1991 1993 1995 1997 1999 2001 2003 2005 Split Adjusted Stock Price at Each Year-End After Inception on 9/11/91

Operational OverviewOperational OverviewHighlightsHighlightsMarket Leadership Operational Discipline Unmatched Track Record of Planning and Execution Market LeadershipOperational DisciplineUnmatched Track Record of Planning and Execution

Professional Liability Insuring 26,000 physicians and dentists in 22 states and DC Majority of insureds are smaller groups and solo practitioners Also insuring hospitals and other healthcare providers Superior results through careful underwriting, proper pricing and effective claims handling Statutory Adjusted Loss Ratio* Medical Malpractice US Industry 117.4% PRA 100.7% Four Year Average 2001- 2004 -*Source:A. M. Best Aggregates & Averages Medial Malpractice Predominating

Professional Liability Our focus is on the bottom line We grow through M&A and careful expansion Confident in current reserve levels Rated "A-" by A. M. Best, S & P and Fitch Gross Written Premiums (millions) 5 Year CAGR: 16.0% $543 $574 573 $462 $316 2001 2002 2003 2004 2005

Effective Regional Operations States of Origin or AcquisitionStates of Origin or Acquisition Expansion StatesExpansion Statesoo Claims Offices Claims Offices Claims / Underwriting OfficesClaims /Underwriting Offices++ ++ oooo ++ oo oo ++oo oooo ++ + oo+ ++ National Scale...Regional Orientation Consolidated financial strength is unmatched in our niche Corporate strategy applied locally to underwriting & claims Local knowledge crucial to understanding legal environment Local presence preserves long-term customer relationships Corporate Headquarters

16 2004: Purchased Selected Renewal Rights from: OHIC Insurance Company 2004:Purchased SelectedRenewal Rightsfrom: OHIC Insurance CompanyWe Created a Leader Through ConsolidationWe Created a Leader Through Consolidation1994: Consolidation of:1994: f Idiana Assumed business of: icians Ins Co of Ohio fWest Virginia Hosp. Ins Co. Consolidation of: West Virginia Hosp. Ins Co. 1995: Consolidation of;1995: Physicians Ins Co onPPhysConsolidation of; hysicians InsCo o IndianaAssumed business of: Physicians InsCo of Ohio1996: Consolidation of:1996: Missouri Medical Ins Co Consolidation of: Missouri Medical Ins Co 1995: Assumed business of:1995: Associated Physicians Ins Co. (IL) Assumed business of: Associated Physicians Ins Co. (IL)1998: Consolidation of:1998: Physicians Protective Trust Fund (FL) Consolidation of: Physicians Protective Trust Fund (FL) 1996: Assumed business of:1996: American Medical Ins Exchange (IN) Assumed business of: AmericanMedical Ins Exchange(IN) Founding in the 1970's Founding in the 1970's1999: Assumed business of:1999: Medical Defense Associates (MO) Assumed business of: Medical Defense Associates (MO) Mutual Assurance Physicians Ins. Co. of Michigan Professionals Group June, 2001June, 20012005: Consolidation of:2005: NCRIC Group Consolidation of: NCRIC GroupMedical AssuranceMedical Assurance2005: Proposed Transaction with:2005: PIC Wisconsin Group Proposed Transactionwith: PIC Wisconsin Group

17 Experienced & Integrated at the TopExperienced & Integrated at the Top131 Chief Financial OfficerNed Rand Years in Industry Years at Company PositionName 2216Average 2111Sr. Vice President / ClaimsDarryl Thomas 1818Sr. Vice President / IRFrank O'Neil 2222Chief Accounting OfficerJames Morello 259Chief Underwriting Officer / ActuarialHoward Friedman 2626Vice ChairmanPaul Butrus 217Sr. Vice President / MarketingJeff Bowlby 2520President & COOVictor Adamo 2929Chairman & CEODerrill Crowe, M.D. Joined PRA from Medical Assurance Joined PRA after merger Joined PRA From Professionals Group Our Team Understands Integration

18 ProAssurance Growth StrategyProAssurance Growth StrategyWe grow only when opportunities arise for profitable growth Hard Market Soft MarketM & A de novo Expansion Internal Growth M & A is preferable because of pricing pressure All avenues open because of pricing power

ProAssurance Growth Strategy The current market environment favors growth by acquisition DE NOVO GROWTH vs. GROWTH BY ACQUISITION Must price your way into the market Must price your way into the market + Pricing can be adjusted No prior historyNo prior history + Prior history available Lack of experienced personnel Lack of experienced personnel + Local expertise available Limited access to key defense lawyers Limited access to key defense lawyers + Access to proven defense lawyers Must establish distribution Must establish distribution + Utilize existing distribution Must create brand awareness Must create brand awareness + Build on existing relationships with insureds and organized medicine, etc.) + No integration risk -Integration risk + No reserve risk -Reserve risk--need for careful due diligence

ProAssurance Growth Strategy Companies are available for many reasons Commitment to a shared vision of the future Medical Assurance & Professionals Group Financial challenges Example: NCRIC Competitive pressures Capacity constraints Shareholder value Example: PIC Wisconsin / liquidity

ProAssurance Growth Strategy We must have a strategic fit The legal and regulatory environments must be favorable Our preference is to grow in our footprint NCRIC in the mid-Atlantic PIC Wisconsin in the upper Midwest We are focused on medical liability Doctor-founded companies with similar culture

ProAssurance Growth Strategy We can acquire without "breaking the bank" Stock trading at ~2x book value Cash flows at historically high levels Any realistic target companies would be far smaller than ProAssurance We don't "bet the farm"

++ oooo ++ oo oo ++oo oooo ++ + oo++ NCRIC Integration All But Complete NCRIC is prime example of our growth strategy Local knowledge retained in key operational positions Similar corporate culture has eased integration Reinsurance programs combined January 1, 2006 Projecting $5-$6 mil expense savings in 2006 States of Origin or Acquisition Expansion States NCRIC States oClaims Offices +Claims / Underwriting Offices Corporate Headquarters

PIC Wisconsin Transaction PIC Wisconsin fits our footprint--and our strategic goals States of Origin or AcquisitionStates of Origin or Acquisition++ oooo ++ oo oo ++oo oooo ++ + oo+ ++ Expands our presence in the Upper Midwest Local knowledge is crucial for our shared success PIC Wisconsin will remain responsible for operations in its core states Expansion States PIC Wis States oClaims Offices +Claims / Underwriting Offices Corporate Headquarters

Market Leadership We are the foremost writer in our states of operation We are market leaders in AL, DE, DC, OH and VA Strong Position in other states We continue to grow within our market footprint but will not "force" top line Leading Market Share Top 5 Market Share growth Top 10 Market Share Growing Market Share

Pricing and Underwriting Review 11% average renewal rate increase for 2005 85% retention rate is slightly higher than 2004 New insureds balancing out non-renewals Pricing to meet our ROE and margin targets Premium levels affected by: Purchase of lower limits Change in mix of business--more exposures in lower-cost states

Focusing on Success in 2006 Focus on adequate pricing, strict underwriting and claims defense Focus on profitable states in an evolving market Taking advantage of our geographic diversification 2006 is a pivotal year in evaluating frequency and severity data

Claims Defense Drives Us Driven from the top of the organization Our long-term competitive advantage Aggressive defense of non-meritorious claims Generates lower costs and higher loyalty We try more cases than any company is our line of business 528 473 391 360 2002 2003 2004 2005

Closed Claim Outcome Comparison Dropped or Dismissed i Plaintiff Verdict li i Defense Verdict Settled 14.0%14.0% 69.3% Favorable Outcomes: 83.3% FavorableOutcomes: 83.3% 12.3% 1.1% 4.4% ProAssurance, 2004 Industry Data, 2004* 22.5% 5.6% 70.8% Favorable Outcomes: 76.4% Favorable Outcomes: 76.4% Industry Data, 2004*

Average Indemnity Comparison Weighted Average Indemnity Per Closed Claim $76,809 $63,399 ProAssurance, 2004 Industry Data, 2004* Industry Data, 2004* *Source: Physician Insurers Association Data Sharing Project 30

31 Four-Year Loss Ratio ComparisonsFour-Year Loss Ratio ComparisonsOur ability and willingness to defend claims allows us to achieve better results Our ability and willingness to defend claims allows us to achieve better results81.5% 53.1% 35.9% 47.5% Average Statutory Loss Ratio 2001-2004 Average Statutory Loss Ratio2001-2004US Industry 117.4% USIndustry117.4% ACAP FPIC SKP 108.1% ACAPFPICSKP108.1% Legal Payments Legal PaymentsLoss Payments Loss Payments*Source:A. M. Best Aggregates & Averages Medial Malpractice Predominating PRA 100.7% PRA100.7%

What About Tort Reform? Federal tort reform remains uncertain State-by-state reforms Passed in many forms in many states FL, GA, IL, MO, OH, PA, TX & WV Long-term effectiveness yet to be proven Court challenges at all levels--could be found unconstitutional Wisconsin's were recently struck down after ten years ProAssurance's business plans do not depend on tort reform

Playing to Our Strengths Successful track record of market leadership We plan, execute and deliver Our plan for the future Proven platform with regional operating approach Organic growth and M&A expansion Our experienced and invested management team is focused on driving returns

Raymond James & Associates 26th Annual Institutional Investors Conference Victor T. Adamo President & COO Edward L. Rand, Jr., CPA Chief Financial Officer March 6, 2006

Supplemental Financial DataSupplemental Financial Data

Management of Asset Risk We limit risk in our portfolio because we recognize the risk in our business No derivatives Other Average fixed maturity duration 3.6% 1.8% 0.6% Fixed Cash Equities Fixed of 3.9 years Securities* Fixed income portfolio 94.0% Weighted average rating: "AA" 98.2% investment grade Avg. tax-equivalent yield: 5.0% Net unrealized loss: $13 million * Includes Preferred Stock and Business-Owned Life Insurance

Financial Effect of MEEMIC Sale Total Transaction Value $ 400 million (at September 30, 2005) MEEMIC Total Investments $ 315 million MEEMIC Total Assets $ 530 million MEEMIC Total Liabilities $ 141 million MEEMIC Net Earned Premium $ 307 million MEEMIC will be a component of Discontinued Operations in year-end and Q4 2005 Results Results for comparable prior periods will be reported on the same basis

PIC Wisconsin Overview Total Transaction Value ~ $ 100 million (at 12/31/05--Statutory Basis) PIC Wis Total Investments1 $ 255 million PIC Wis Total Assets1 $ 283 million PIC Wis Policyholder Surplus1 $88 million PIC Wis Net Written Premium1 $61 million PIC Wisconsin is Rated "A-" (Excellent) by A. M. Best PIC Wisconsin Statutory Statement

Will History Repeat Itself--Again? Millions $9,000 Premium Initial Reserve $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 Developed Loss Industry Data 1976 Through 2000 (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Will History Repeat Itself--Again? Millions $9,000 Premium Initial Reserve $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 Developed Loss Industry Data 1976 Through 2001 (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Will History Repeat Itself--Again? Millions $9,000 Premium Initial Reserve $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 Developed Loss Industry Data 1976 Through 2002 (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Will History Repeat Itself--Again? Millions $9,000 Premium Initial Reserve $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998200020022004 Developed Loss Industry Data 1976 Through 2003 (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Will History Repeat Itself--Again? Millions $9,000 Premium Initial Reserve $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 1976 1978 1980 1982 1984 1986 1988 19901992199419961998200020022004 Developed Loss Industry Data 1976 Through 2004 (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

44 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004PremiumsIn Millions Will History Repeat Itself--Again?Will History Repeat Itself--Again? 12/31/2000 Premium Initial Reserve (Estimate) Developed Loss (Actual)

45 ProAssurance Contacts Trravelliing Avaiillablle